FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report:   April 22, 2004


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                     Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 9.   Financial Statements and Exhibits.

Item 12.  Results of Operations and Financial Condition.

     The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press Release by BorgWarner Inc. for the first quarter results as announced on April 22, 2004. A copy of the press release is attached as Exhibit
99.1 to this Current Report.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Vincent M. Lichtenberger
                                   By:----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated:    April 22, 2004